UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

Magnum Hunter Resources, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-12508	87-0462881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Las Colinas Blvd. Suite 1100 Irving, Texas (Address of principal executive offices)		75039 (Zip Code)

Registrant’s Telephone Number, including area code: (972) 401-0752

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events.

     On May 2, 2005, Magnum Hunter Resources, Inc. (“Magnum Hunter”) and Cimarex Energy Co. (“Cimarex”) announced that the Securities and Exchange Commission had declared the registration statement relating to the issuance of Cimarex common stock in the proposed merger between the two companies to be effective. Magnum Hunter and Cimarex also announced that each company will hold separate shareholder meetings on June 6, 2005 in connection with the proposed merger. Magnum Hunter shareholders will vote on whether to approve the merger, and Cimarex shareholders will vote on whether to approve the issuance of common stock to Magnum Hunter shareholders and other corporate matters.

     A copy of the joint press release of Magnum Hunter and Cimarex is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release dated May 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magnum Hunter Resources, Inc.
By:	/s/ M. Bradley Davis
M. Bradley Davis,
Senior Vice President & Chief Financial Officer

Date: May 2, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated May 2, 2005.